UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Reporting Period: 7/31/08 - 8/27/08

Operating Report/Period Beginning July 31, 2008 and Ending August 27, 2008
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	N/A	N/A
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes	N/A	N/A
Schedule of Professional Fees Paid	MOR-1b	Yes	N/A	N/A
Copies of bank statements		N/A	N/A	N/A
Cash disbursements journals		N/A	N/A	N/A
Statement of Operations	MOR-2	Yes	N/A	N/A
Balance Sheet	MOR-3	Yes	N/A	N/A
Status of Postpetition Taxes	MOR-4	Yes	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes	N/A	N/A
Listing of aged accounts payable	MOR-4	Yes	N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	N/A	N/A
Debtor Questionnaire	MOR-5	Yes	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

9/18/2008
Signature of Authorized Individual*	Date

A. Keith Wall	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 7/31/08 - 8/27/08

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

Per agreement with the U.S. Trustee, the Debtor has provided weekly cash flow information, on a consolidated basis.

Buffet Inc.
Cash Flow ($000)

	Week 1 Ended	Week 2 Ended	Week 3 Ended	Week 4 Ended	Total
	6-Aug	13-Aug	20-Aug	27-Aug	Period 2

Cash Receipts (inc Sales tax)
Cash Receipts	$18,604	$17,287	$16,620	$16,098	$68,609
Credit Card	11,861	11,370	11,421	10,741	45,393
	30,465	28,657	28,041	26,839	114,002
Receipts
(Gift Card Usage)	-	-	-	-	-
Rebates, Other	148	3,998	283	188	4,617
Total Cash Receipts	30,613	32,655	28,324	27,027	118,619

Operating Disbursements
A/P
Check	3,513	1,067	1,436	1,401	7,417
EFT	17,434	13,379	18,486	10,588	59,887
Change in Trade Terms	-	-	-	-	-

Payroll	9,709	6,884	9,818	7,067	33,478
Rent (Cash Occupancy)	6,890	-	-	-	6,890
Sales Tax	1,893	373	3,818	4,041	10,125
Other Operating	-	-	-	-	-
Total Operating Disbursements	39,439	21,703	33,558	23,097	117,797
Net Operating Cash Flows	(8,826)	10,952	(5,234)	3,930	822

Non-Operating Disb/(Receipts)
Income Tax	-	-	-	-	-
Total CapEx	418	237	585	1,733	2,973
Professional Fees, inc. Holdbacks	347	250	473	340	1,410
Closed Restaurant Costs	-	-	-	-	-
Deposits (Utility)	-	-	-	-	-
Other	-	(320)	-	(18)	(338)
Cash (Proceeds) from Asset Sales	-	-	-	-	-
Total Non-Operating Disbursements	765	167	1,058	2,055	4,045

Financing Payments
Interest Expense	5,667	(117)	2	-	5,552
Interest (Income)	(110)	(8)	(2)	(4)	(124)
DIP Fees / Other	-	-	-	-	-
Principal Payments			(350)		(350)
Total Financing Disbursements	5,557	(125)	(350)	(4)	5,078

Total Net Disbursements	45,761	21,745	34,266	25,148	126,920

Net Cash Receipts (Disbursements)	$(15,148)	$10,910	$(5,942)	$1,879	$(8,301)

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

Per agreement with the U.S. Trustee, the Debtor will calculate the Trustee Fee on a per legal entity basis by allocating consolidated disbursements above, based on the percentage of total expenses per the Income Statement applicable to each legal entity.

	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET
Allocation %	12.97%	0.08%	0.00%	34.68%	0.39%	12.15%
Total Disbursements	16,463,373	95,358	-	44,010,147	497,115	15,426,199

	HTB LEASING CO	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING
Allocation %	0.11%	1.86%	0.00%	0.16%	31.79%	0.00%
Total Disbursements	136,564	2,361,222	-	202,344	40,345,654	-

	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
Allocation %	3.86%	0.00%	1.86%	0.02%	0.07%	0.00%	100.00%
Total Disbursements	4,901,292	-	2,363,879	22,418	89,064	-	126,920,000

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 7/31/08 - 8/27/08

BANK RECONCILIATIONS (MOR-1a)

	100 BUFFETS, INC.	101 BUFFETS LEASING COMPANY	150 BUFFETS HOLDINGS, INC	200 OCB RESTAURANT COMPANY, LLC	201 OCB LEASING COMPANY, LLC	250 HOMETOWN BUFFET, INC.	251 HOMETOWN LEASING COMPANY	256 TAHOE JOE'S, INC.	257 TAHOE JOES LEASING COMPANY
CASH ON HAND - DRAWER	32,300	-	-	489,562	-	206,458	-	26,600	-
TOTAL DEPOSITORY ACCOUNT	(226,794)	-	-	2,474,281	-	958,355	-	20,433	-
DEPOSITORY ACCOUNT	-	-	-	46,242	-	8,254	-	-	-
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	34,527	-	-	-	-	-
DEPOSITORY - HSBC BANK	-	-	-	(148)	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	789,676	-	-	-
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	881,039	-	76,546	-	-	-
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	242,707	-	-	-	-	-
DEPOSITORY - US BANK - CO. 200	-	-	-	555,777	-	-	-	-	-
DEPOSITORY - WACHOIVA - CO. 200	-	-	-	32,905	-	-	-	-	-
DEPOSITORY - US BANK - CO.100	46,984	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	139,314	-	-	-	20,433	-
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	79,210	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	37,291	-	-	-
DEPOSITORY - WELLS FARGO - CO. 100	34,539	-	-	-	-	-	-	-	-
DEPOSITORY - KEY BANK	-	-	-	43,364	-	-	-	-	-
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	11,815	-	-	-	-	-
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	46,588	-	-	-
DEPOSITORY - BANK NORTH	-	-	-	32,178	-	-	-	-	-
DEPOSITORY - ASSOCIATED BANK	-	-	-	9,543	-	-	-	-	-
DEPOSITORY - FIFTH THIRD (BRINKS)	(743,317)	-	-	365,808	-	-	-	-	-
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - RYAN'S	-	-	-	-	-	-	-	-	-
DEPOSITORY - BB&T	-	-	-	-	-	-	-	-	-
DEPOSITORY - SUNTRUST	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - RYAN'S	435,000	-	-	-	-	-	-	-	-
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	-	-	-	-	-
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	-	-	-	-	-
DEPOSITORY - COMPASS	-	-	-	-	-	-	-	-	-
DEPOSITORY - AMSOUTH	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST CITIZENS	-	-	-	-	-	-	-	-	-
DEPOSITORY - JPMORGAN CHASE	-	-	-	-	-	-	-	-	-
DEPOSITORY - M&T BANK	-	-	-	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST MIDWEST	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	-	-	-	-	-
TEMPORARY INVESTMENTS	60,000,000	-	-	-	-	-	-	-	-
CASH	3,564,713	-	35,355	-	-	-	-	-	-
CASH - US BANK	3,026,647	-	35,355	-	-	-	-	-	-
CASH - US BANK - A/P	637,580	-	-	-	-	-	-	-	-
CASH - WELLS FARGO - SLB	597,036	-	-	-	-	-	-	-	-
CASH - US BANK - CREDIT CARD	1,120,564	-	-	-	-	-	-	-	-
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	-
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	2,532	-	-	-	-	-	-	-	-
CASH - US BANK - PAYROLL	(1,833,965)	-	-	-	-	-	-	-	-
CASH - WACHOVIA - PAYROLL	-	-	-	-	-	-	-	-	-
CASH - US BANK - RYAN'S PAYROLL	-	-	-	-	-	-	-	-	-
CASH - FIFTH THIRD BANK - NSF	14,318	-	-	-	-	-	-	-	-
CASH - PAYROLL ACCOUNT	-	-	-	-	-	-	-	-	-
TOTAL CASH & CASH EQUIVALENTS	63,370,219	-	35,355	2,963,843	-	1,164,813	-	47,033	-

RESTRICTED CASH	2,504,184	-	-	-	-	-	-	-	-
RESTRICTED CASH - DEPOSITS	2,359,184	-	-	-	-	-	-	-	-
RESTRICTED CASH - ESCROW DEPOSITS	145,000	-	-	-	-	-	-	-	-

	450 BUFFETS FRANCHISE HOLDINGS, LL	610 RYAN'S RESTAURANT GROUP, INC.	611 RYAN'S RESTAURANT LEASING COMP	615 RYAN'S RESTAURANT MANAGEMENT G	620 FIRE MOUNTAIN RESTAURANTS, LLC	621 FIRE MOUNTAIN LEASING COMPANY,	625 FIRE MOUNTAIN MANAGEMENT GROUP	630 BIG R PROCUREMENT, LLC	800 OCB PURCHASING CO	Total
CASH ON HAND - DRAWER	-	24,462	-	-	675,235	-	-	-	-	1,454,617
TOTAL DEPOSITORY ACCOUNT	-	495,915	-	-	1,352,007	-	-	-	-	5,074,198
DEPOSITORY ACCOUNT	-	-	-	-	4,942	-	-	-	-	59,438
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	-	162,134	-	-	-	-	196,662
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	-	-	-	(148)
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	-	-	-	-	789,676
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	-	-	-	-	-	-	957,585
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	419,935	-	-	67,151	-	-	-	-	729,793
DEPOSITORY - US BANK - CO. 200	-	-	-	-	-	-	-	-	-	555,777
DEPOSITORY - WACHOIVA - CO. 200	-	-	-	-	-	-	-	-	-	32,905
DEPOSITORY - US BANK - CO.100	-	-	-	-	-	-	-	-	-	46,984
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	-	-	-	-	-	-	159,747
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	-	-	-	-	-	-	79,210
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	-	-	-	-	37,291
DEPOSITORY - WELLS FARGO - CO. 100	-	-	-	-	-	-	-	-	-	34,539
DEPOSITORY - KEY BANK	-	-	-	-	-	-	-	-	-	43,364
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	-	-	-	-	-	-	11,815
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	-	-	-	-	46,588
DEPOSITORY - BANK NORTH	-	-	-	-	-	-	-	-	-	32,178
DEPOSITORY - ASSOCIATED BANK	-	-	-	-	-	-	-	-	-	9,543
DEPOSITORY - FIFTH THIRD (BRINKS)	-	-	-	-	411,284	-	-	-	-	33,775
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	22,681	-	-	372,644	-	-	-	-	395,325
DEPOSITORY - US BANK - RYAN'S	-	12,290	-	-	84,283	-	-	-	-	96,573
DEPOSITORY - BB&T	-	-	-	-	95,025	-	-	-	-	95,025
DEPOSITORY - SUNTRUST	-	-	-	-	35,189	-	-	-	-	35,189
DEPOSITORY - WELLS FARGO - RYAN'S	-	5,336	-	-	(410,476)	-	-	-	-	29,860
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	54,976	-	-	-	-	54,976
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	134,570	-	-	-	-	134,570
DEPOSITORY - COMPASS	-	-	-	-	14,999	-	-	-	-	14,999
DEPOSITORY - AMSOUTH	-	-	-	-	94,261	-	-	-	-	94,261
DEPOSITORY - FIRST CITIZENS	-	-	-	-	45,367	-	-	-	-	45,367
DEPOSITORY - JPMORGAN CHASE	-	13,551	-	-	109,556	-	-	-	-	123,107
DEPOSITORY - M&T BANK	-	-	-	-	20,799	-	-	-	-	20,799
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	33,101	-	-	-	-	33,101
DEPOSITORY - FIRST MIDWEST	-	14,742	-	-	-	-	-	-	-	14,742
DEPOSITORY - FIFTH THIRD	-	7,381	-	-	-	-	-	-	-	7,381
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	22,200	-	-	-	-	22,200
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	-	-	60,000,000
CASH	249,602	1,211,497	-	-	49	-	-	-	-	5,061,216
CASH - US BANK	-	-	-	-	-	-	-	-	-	3,062,001
CASH - US BANK - A/P	-	-	-	-	-	-	-	-	-	637,580
CASH - WELLS FARGO - SLB	-	-	-	-	-	-	-	-	-	597,036
CASH - US BANK - CREDIT CARD	-	-	-	-	-	-	-	-	-	1,120,564
CASH - US BANK - FRANCHISE HOLDINGS	249,602	-	-	-	-	-	-	-	-	249,602
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	-	-	-	-	-	-	-	-	-	2,532
CASH - US BANK - PAYROLL	-	-	-	-	-	-	-	-	-	(1,833,965)
CASH - WACHOVIA - PAYROLL	-	1,368,492	-	-	-	-	-	-	-	1,368,492
CASH - US BANK - RYAN'S PAYROLL	-	(157,008)	-	-	-	-	-	-	-	(157,008)
CASH - FIFTH THIRD BANK - NSF	-	-	-	-	-	-	-	-	-	14,318
CASH - PAYROLL ACCOUNT	-	14	-	-	49	-	-	-	-	63
TOTAL CASH & CASH EQUIVALENTS	249,602	1,731,874	-	-	2,027,291	-	-	-	-	71,590,031

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	2,504,184
RESTRICTED CASH - DEPOSITS	-	-	-	-	-	-	-	-	-	2,359,184
RESTRICTED CASH - ESCROW DEPOSITS	-	-	-	-	-	-	-	-	-	145,000

Certain of the cash accounts indicate negative balances because such accounts are not funded until checks clear the account.

I hereby certify that the cash accounts of the debtor and all affiliated debtors are reconciled on a regular and timely basis.

A. Keith Wall, CFO

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 7/31/08 - 8/27/08

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (MOR 1-b)
This schedule is to include all retained professional payments from case inception to current month.
				Amount		Check		Amount Paid
Payee	Service Received	Retained by	Period Covered	Approved	Payor	Number	Date	Fees	Expenses
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	02/22/08-03/31/08	147,452	Buffets, Inc	20499753	06/03/08	147,422	30
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	04/01/08-04/30/08	27,625	Buffets, Inc	20500998	06/17/08	27,580	45
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	04/01/08-04/30/08	6,895	Buffets, Inc	20505075	07/16/08	6,895
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	02/22/08-03/31/08	36,848	Buffets, Inc	20505076	07/16/08	36,848
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	05/01/08-05/31/08	114,119	Buffets, Inc	20506459	07/18/08	114,093	26

FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	01/29/08-02/29/08	176,635	Buffets, Inc	10024331	06/05/08	175,484	1,151
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	03/01/08-03/31/08	166,321	Buffets, Inc	113155	06/18/08	160,000	6,321
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	04/01/08-04/30/08	160,209	Buffets, Inc	113155	06/18/08	160,000	209
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	05/01/08-05/31/08	160,083	Buffets, Inc	113528	07/10/08	160,000	83
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	01/29/08-02/29/08	43,871	Buffets, Inc	20505077	07/16/08	43,871
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	03/01/08-04/30/08	80,000	Buffets, Inc	20505078	07/16/08	80,000

Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	01/29/08-02/29/08	142,953	Buffets, Inc	112719	05/06/08	139,355	3,598
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	03/01/08-03/31/08	132,903	Buffets, Inc	113075	06/10/08	120,000	12,903
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	01/29/08-02/29/08	34,839	Buffets, Inc	20505079	07/16/08	34,839
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	03/01/08-03/31/08	30,000	Buffets, Inc	20505080	07/16/08	30,000
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	04/01/08-04/30/08	122,120	Buffets, Inc	20507856	07/25/08	120,000	2,120

Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	01/22/08-01/31/08	3,226	Buffets, Inc	20491847	04/11/08	3,226
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	02/01/08-02/29/08	11,071	Buffets, Inc	20491847	04/11/08	10,000	1,071
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-03/31/08	10,679	Buffets, Inc	20501500	06/24/08	8,000	2,679
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-03/31/08	13,122	Buffets, Inc	20501500	06/24/08	8,000	5,122
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-04/30/08	4,000	Buffets, Inc	20505081	07/16/08	4,000
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	05/01/08-05/31/08	11,732	Buffets, Inc	20511087	08/19/08	8,000	3,732
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	06/01/08-06/30/08	8,460	Buffets, Inc	20511087	08/19/08	8,000	460

JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	01/29/08-02/29/08	36,021	Buffets, Inc	20495595	05/07/08	36,000	21
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	03/01/08-03/31/08	21,569	Buffets, Inc	20496875	05/21/08	16,000	5,569
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	04/01/08-04/30/08	16,022	Buffets, Inc	20503928	07/01/08	16,000	22
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	05/01/08-05/31/08	18,000	Buffets, Inc	20504543	07/07/08	18,000
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	04/01/08-04/30/08	4,000	Buffets, Inc	20505082	07/16/08	4,000
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	01/29/08-02/29/08	9,000	Buffets, Inc	20505083	07/16/08	9,000
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	03/01/08-03/31/08	4,000	Buffets, Inc	20505084	07/16/08	4,000
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	06/01/08-06/30/08	16,000	Buffets, Inc	20510340	08/11/08	16,000

Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	01/22/08-02/29/08	525,097	Buffets, Inc	112323	04/21/08	479,948	45,149
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	150,000	Buffets, Inc	113171	06/19/08	150,000
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	201,735	Buffets, Inc	113319	06/26/08	160,838	40,897
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	04/01/08-04/30/08	351,637	Buffets, Inc	20503917	06/30/08	312,701	38,936
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	01/29/08-02/29/08	119,987	Buffets, Inc	20505085	07/16/08	119,987
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	77,709	Buffets, Inc	20505086	07/16/08	77,709
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	04/01/08-04/30/08	78,175	Buffets, Inc	20505087	07/16/08	78,175
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	05/01/08-05/31/08	301,294	Buffets, Inc	20511470	08/27/08	265,635	35,659

Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	01/29/08-02/29/08	533,712	Buffets, Inc	112689	04/29/08	523,059	10,653
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	04/01/08-04/30/08	154,411	Buffets, Inc	113146	06/16/08	147,264	7,147
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	03/01/08-03/31/08	192,913	Buffets, Inc	113210	06/20/08	185,289	7,624
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	05/01/08-05/31/08	99,054	Buffets, Inc	20505059	07/15/08	97,219	1,835
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	01/29/08-02/29/08	133,285	Buffets, Inc	20505089	07/16/08	133,285
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	04/01/08-04/30/08	34,466	Buffets, Inc	20505090	07/16/08	34,466
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	03/01/08-03/31/08	46,369	Buffets, Inc	20505091	07/16/08	46,369
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	06/01/08-06/30/08	117,547	Buffets, Inc	20511068	08/18/08	115,897	1,650

Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	01/29/08-2/29/08	72,023	Buffets, Inc	20500947	06/13/08	66,799	5,224
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	03/01/08-03/31/08	97,864	Buffets, Inc	20501503	06/24/08	83,821	14,042
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	04/01/08-04/30/08	82,024	Buffets, Inc	20505060	07/15/08	73,344	8,681
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	01/29/08-03/31/08	37,655	Buffets, Inc	20505061	07/15/08	37,655
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	05/01/08-05/31/08	30,725	Buffets, Inc	20511165	08/21/08	28,248	2,478

Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	01/22/08-02/29/08	83,295	Buffets, Inc	112890	05/20/08	82,660	635
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	04/01/08-04/30/08	19,878	Buffets, Inc	20503938	07/01/08	19,838	40
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	04/01/08-04/30/08	19,840	Buffets, Inc	20505095	07/17/08	19,840
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	05/01/08-05/31/08	8,355	Buffets, Inc	20511069	08/18/08	8,275	80
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	06/01/08-06/30/08	5,355	Buffets, Inc	20511070	08/18/08	5,327	28

Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	01/22/08-02/29/08	674,417	Buffets, Inc	112209	39549	646,868	27,549
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	03/01/08-03/31/08	306,083	Buffets, Inc	112892	39588	278,457	27,626
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	04/01/08-04/30/08	388,759	Buffets, Inc	113301	39623	356,481	32,278
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	05/01/08-05/31/08	212,171	Buffets, Inc	20505051	39643	203,499	8,672
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	01/22/08-02/29/08	161,717	Buffets, Inc	20505092	39645	161,717
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	03/01/08-03/31/08	100,035	Buffets, Inc	20505093	39645	100,035
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	04/01/08-04/30/08	89,120	Buffets, Inc	20505094	39645	89,120
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	06/01/08-06/30/08	220,559	Buffets, Inc	20511071	39678	205,978	14,581

Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	03/28/08-05/30/08	239,617	Buffets, Inc	20508148	39660	229,798	9,819
Total				7,736,660				7,350,212	386,448

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 7/31/08 - 8/27/08

Buffets Holdings Inc.
AP8YA008 - INCOME STATEMENT (ALL COMPANIES) - YTD
PERIOD: 2-09        ENDING: 8/27/2008

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

TOTAL SALES	-	6,408,555	-	-	85,592,368	-	35,975,235	-	-	3,579,288
TOTAL FOOD COST	-	2,297,159	-	-		-	12,725,590	-	-	340,773
TOTAL LABOR	-	1,854,277	-	-	24,602,053	-	9,146,435	-	-	856,625
OPERATING COSTS	-	850,585	99	-	12,651,197	323	4,944,635	1,515	-	415,712
OCCUPANCY COSTS	-	76,068	89,070	-	9,143,582	957,493	3,278,555	260,922	-	562,261
TOTAL DIR & O/C	-	926,653	89,168	-	21,794,779	957,816	8,223,190	262,437	-	977,972

TOTAL RESTAURANT COSTS	-	5,078,089	89,168	-	77,475,766	957,816	30,095,215	262,437	-	2,175,370

RESTAURANT PROFIT (LEVEL 4)	-	1,330,466	(89,168)	-	8,116,602	(957,816)	5,880,020	(262,437)	-	1,403,918

TOTAL SG&A EXPENSE	(101,000)	10,717,790	95,862	-	2,155,945	8,744	-	-	-	218,485

CLOSED RESTAURANT COSTS	-	-	-	-	(501,442)	-	(1,123)	-	-	2,187
MERGER/INTEGRATION COSTS	-	(1,170)	-	-	-	-	-	-	-	-
EARNINGS FROM OPERATIONS	101,000	(9,386,154)	(185,030)	-	6,462,099	(966,560)	5,881,143	(262,437)	-	1,183,246

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	31,584	-	-	-	-	68,995	-	-	-
INTEREST INCOME	(9,929)	10,028	-	-	-	-	-	-	-	-
INTEREST EXPENSE	9,929	(12,489,087)	-	-	-	-	-	-	-	-
OTHER INCOME (EXPENSE)	(101,000)	102,792	-	-	-	-	-	-	-	5,646
REORGANIZATION COSTS	-	(3,409,329)	(1,625)	(325)	(10,676)	(6,500)	(100,271)	(4,875)	-	(16,764)
NET WORTH TAX	-	(17,370)	-	-	-	-	-	-	-	200
INTERCOMPANY	(6)	5,545,858	58,300	-	(6,503,768)	366,413	470,015	101,628	-	(2,209,086)
TOTAL OTHER INCOME (EXPENSE)	(101,006)	(10,225,524)	56,675	(325)	(6,514,444)	359,913	438,739	96,753	-	(2,220,004)

EARNINGS BEFORE TAX	(6)	(19,611,678)	(128,355)	(325)	(52,345)	(606,647)	6,319,882	(165,684)	-	(1,036,758)

INCOME TAXES	-	514,000	-	-	-	-	-	-	-	-
NET EARNINGS (LOSS)	(6)	(20,125,679)	(128,355)	(325)	(52,345)	(606,647)	6,319,882	(165,684)	-	(1,036,758)

Expense, gross	N/A	32,225,666	186,655	325	86,146,155	973,060	30,195,486	267,312	-	4,621,893
Expense Allocation (1)	N/A	12.97%	0.08%	0.00%	34.68%	0.39%	12.15%	0.11%	0.00%	1.86%

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

TOTAL SALES	-	-	86,027,586	-	-	-	4,504,325	-	-	-	222,087,356
TOTAL FOOD COST	-	-	31,017,432	-	-	-	1,486,295	-	(1,534,910)	-	77,411,273
TOTAL LABOR	-	323,174	18,460,480	-	8,312,194	-	1,614,069	-	-	-	65,169,308
OPERATING COSTS	-	(153)	13,284,043	-	-	-	721,616	22	(115,530)	-	32,754,061
OCCUPANCY COSTS	-	-	12,708,171	-	-	-	422,561	42,585	-	-	27,541,268
TOTAL DIR & O/C	-	(153)	25,992,214	-	-	-	1,144,177	42,607	(115,530)	-	60,295,330

TOTAL RESTAURANT COSTS	-	323,021	75,470,126	-	8,312,194	-	4,244,542	42,607	(1,650,440)	-	202,875,911

RESTAURANT PROFIT (LEVEL 4)	-	(323,021)	10,557,460	-	(8,312,194)	-	259,783	(42,607)	1,650,440	-	19,211,445

TOTAL SG&A EXPENSE	-	68,176	344,074	-	1,257,555	-	342,608	625	173,360	1,601	15,283,825

CLOSED RESTAURANT COSTS	-	-	41,517	-	4,115	-	-	-	-	-	(454,746)
MERGER/INTEGRATION COSTS	-	-	-	-	-	-	-	-	-	-	(1,170)
EARNINGS FROM OPERATIONS	-	(391,196)	10,171,870	-	(9,573,865)	-	(82,825)	(43,232)	1,477,080	(1,601)	4,383,536

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	-	-	-	-	-	-	-	-	-	100,579
INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	99
INTEREST EXPENSE	-	-	-	-	-	-	(9,929)	-	-	-	(12,489,087)
OTHER INCOME (EXPENSE)	-	-	2,004	-	-	-	-	-	-	-	9,442
REORGANIZATION COSTS	(325)	(4,875)	(24,416)	(325)	(20,000)	(325)	(20,014)	(650)	(975)	(650)	(3,622,920)
NET WORTH TAX	-	-	-	-	-	-	-	-	-	-	(17,170)
INTERCOMPANY	-	-	(3,093,088)	-	-	-	178,171	5,875	5,086,653	(6,965)	-
TOTAL OTHER INCOME (EXPENSE)	(325)	(4,875)	(3,115,500)	(325)	(20,000)	(325)	148,228	5,225	5,085,678	(7,615)	(16,019,057)

EARNINGS BEFORE TAX	(325)	(396,071)	7,056,369	(325)	(9,593,865)	(325)	65,403	(38,007)	6,562,758	(9,216)	(11,635,521)

INCOME TAXES	-	-	-	-	-	-	10,000	-	-	-	524,001
NET EARNINGS (LOSS)	(325)	(396,071)	7,056,369	(325)	(9,593,865)	(325)	55,403	(38,007)	6,562,758	(9,216)	(12,159,522)

Expense, gross	325	396,071	78,973,220	325	9,593,865	325	4,627,093	43,882	174,335	9,216	248,435,209
Expense Allocation (1)	0.00%	0.16%	31.79%	0.00%	3.86%	0.00%	1.86%	0.02%	0.07%	0.00%	100.00%

(1) Expense Allocation has been calculated by applying the expenses listed from this statement to the disbursements set forth on MOR 1 (Schedule of Cash Receipts and Disbursements)

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: As of 8/27/08

Buffets Holdings Inc.
PERIOD: 2-09  ENDING: 8/27/2008

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	32,300	-	-	489,562	-	206,458	-	-	24,462
TOTAL DEPOSITORY ACCOUNT	-	(226,794)	-	-	2,474,281	-	958,355	-	-	495,915
TEMPORARY INVESTMENTS	-	60,000,000	-	-	-	-	-	-	-	-
CASH	-	3,564,713	-	35,355	-	-	-	-	-	1,211,497
TOTAL CASH & CASH EQUIVALENTS	-	63,370,219	-	35,355	2,963,843	-	1,164,813	-	-	1,731,874

RECEIVABLES - LANDLORD	-	-	-	-	21,079	-	-	-	-	-
CREDIT CARD RECEIVABLES	-	51,684	-	-	462,745	-	601,511	-	-	16,728
INTERCOMPANY	(82)	(31,993,110)	(951,034)	(6,189,125)	(15,884,963)	(4,594,819)	31,953,645	(1,002,051)	-	(47,252,072)
TOTAL REBATES RECEIVABLE	-	491,372	-	-	-	-	-	-	-	1,318,153
ACCOUNTS RECEIVABLE	-	738,553	-	-	36,743	-	17,522	-	-	32,501
DUE TO/FROM AFFILIATE	-	83,620	-	(395,988)	-	-	-	-	-	-
TOTAL RECEIVABLES	(82)	(30,627,880)	(951,034)	(6,585,113)	(15,364,396)	(4,594,819)	32,572,679	(1,002,051)	-	(45,884,690)

INVENTORY	-	871,204	-	-	11,727,826	-	4,033,122	-	-	495,522
TOTAL INVENTORIES	-	871,204	-	-	11,727,826	-	4,033,122	-	-	495,522

RESTRICTED CASH	-	2,504,184	-	-	-	-	-	-	-	-

EMPLOYEE ADVANCES	-	30,218	-	-	-	-	-	-	-	-
ESCROW DEPOSITS - SHORT TERM	-	705,594	-	-	-	-	-	-	-	-
DEPOSITS - PREFUNDED LC - CURRENT	-	8,072,860	-	-	-	-	-	-	-	-
PREPAID CAR LEASES	-	6,029	-	-	6,641	-	-	-	-	121
PREPAID INSURANCE	-	1,193,320	-	-	-	-	-	-	-	-
PREPAID RENT	-	127,962	-	-	293,023	-	133,402	-	-	(57,698)
PREPAID OTHER	-	1,121,035	-	-	493,649	-	84,277	-	-	20,820
PREPAID ADVERTISING	-	6,258,495	-	-	-	-	-	-	-	-
PREPAID RENT ESCROW	-	321	-	-	79,678	-	19,887	-	-	-
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	10,537
TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	17,515,833	-	-	872,990	-	237,565	-	-	(26,220)

ASSETS HELD FOR SALE	-	-	-	-	554,500	-	-	-	-	-

DEFERRED INCOME TAXES - CURRENT	-	13,651,000	-	-	-	-	-	-	-	-
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	(13,651,000)	-	-	-	-	-	-	-	-
TOTAL CURRENT ASSETS	(82)	53,633,560	(951,034)	(6,549,759)	754,763	(4,594,819)	38,008,179	(1,002,051)	-	(43,683,513)

CABINET DIVISION INVENTORY	-	-	-	-	4,870,580	-	-	-	-	-
CORPORATE INVENTORY	-	122,267	-	-	522,574	-	-	-	-	-
PROCEEDS OF SALE CLEARING ACCOUNT	-	(1,200)	-	-	-	-	-	-	-	(927,679)
CIP - NON SYSTEM	-	2,927	-	-	594,088	-	-	-	-	1,076
LAND	-	-	-	-	17,000	-	-	-	-	500,000
BUILDING	-	212,644	-	-	1,124,045	-	-	-	-	1,389,055
ACCUMULATED DEPRECIATION - BUILDING	-	(15,219)	-	-	(224,500)	-	-	-	-	(255,075)
LEASEHOLD IMPROVEMENTS	-	274,173	-	-	109,172,153	15,744	27,621,056	4,866	-	1,940,839
ACCUMULATED AMORTIZATION	-	(64,634)	-	-	(67,867,757)	(85)	(20,469,987)	(93)	-	(189,962)
EQUIPMENT	-	21,646,939	6,221,388	-	63,520,376	40,376,185	18,837,165	11,033,986	-	3,482,026
ACCUMULATED DEPRECIATION - EQUIPMENT	-	(19,652,463)	(2,775,830)	-	(55,853,760)	(14,810,651)	(17,362,087)	(4,535,618)	-	(1,014,837)
AUTOMOBILE	-	20,524	-	-	170,732	-	-	-	-	-
ACCUMULATED DEPRECIATION - AUTO	-	(1,174)	-	-	(70,987)	-	-	-	-	-
ASSETS TO BE SOLD - PP&E	-	-	-	-	-	-	-	-	-	1,112,500
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	-	-	-	-	-	-	-	-
TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	2,544,784	3,445,558	-	55,974,544	25,581,193	8,626,146	6,503,142	-	6,037,943

GOODWILL	-	94,643,627	-	-	(0)	-	3,218,218	-	-	20,131,337
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	18,133,818
TOTAL GOODWILL	-	94,643,627	-	-	(0)	-	3,218,218	-	-	38,265,154

DEFERRED INCOME TAXES - NON-CURRENT	-	85,345,000	-	14,550,000	-	-	-	-	-	-
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	-	(85,345,000)	-	(14,550,000)	-	-	-	-	-	-

LIQUOR LICENSES	-	-	-	-	-	-	-	-	-	-
LEASEHOLD INTEREST	-	-	-	-	831,947	-	-	-	-	57,021
RECIPES	-	-	-	-	-	-	-	-	-	2,124,337
TRADEMARK	-	-	-	-	-	-	-	-	-	56,600,000
TOTAL OTHER INTANGIBLE ASSETS	-	-	-	-	831,947	-	-	-	-	58,781,358

PREPAID RENT DEPOSITS	-	246	-	-	16,900	-	4,500	-	-	-
DEPOSITS	-	236,044	-	37,585	1,384,014	-	533,467	-	-	67,244
INVESTMENTS IN SUBSIDIARIES	(281,439,912)	279,434,972	-	-	-	-	2,004,939	-	(462,780,302)	462,780,302
TOTAL DEBT ISSUANCE COSTS	-	39,273,938	-	-	-	-	-	-	-	-
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	(13,462,903)	-	-	-	-	-	-	-	-
NOTES RECEIVABLE FROM SUBSIDIARIES	(149,800,000)	149,800,000	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	0	-	-	-	-	-	-	-	12,454
TOTAL OTHER NONCURRENT ASSETS	(431,239,912)	455,282,297	-	37,585	1,400,915	-	2,542,906	-	(462,780,302)	462,860,000
TOTAL ASSETS	(431,239,994)	606,104,269	2,494,524	(6,512,174)	58,962,169	20,986,374	52,395,448	5,501,091	(462,780,302)	522,260,942
	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	-	675,235	-	-	-	26,600	-	-	-	1,454,617
TOTAL DEPOSITORY ACCOUNT	-	-	1,352,007	-	-	-	20,433	-	-	-	5,074,198
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	-	-	-	60,000,000
CASH	-	-	49	-	-	-	-	-	-	249,602	5,061,216
TOTAL CASH & CASH EQUIVALENTS	-	-	2,027,291	-	-	-	47,033	-	-	249,602	71,590,031

RECEIVABLES - LANDLORD	-	-	-	-	-	-	8,249	-	-	-	29,327
CREDIT CARD RECEIVABLES	-	-	403,937	-	-	-	121,140	-	-	-	1,657,746
INTERCOMPANY	(650)	(4,057,437)	123,962,347	4,193	(84,518,474)	(650)	3,236,653	8,263	37,395,846	(116,480)	-
TOTAL REBATES RECEIVABLE	-	-	-	-	-	-	-	-	2,296,405	-	4,105,931
ACCOUNTS RECEIVABLE	-	-	205,543	-	-	-	61,846	-	-	-	1,092,708
DUE TO/FROM AFFILIATE	-	-	-	-	-	-	-	-	-	-	(312,368)
TOTAL RECEIVABLES	(650)	(4,057,437)	124,571,826	4,193	(84,518,474)	(650)	3,427,888	8,263	39,692,251	(116,480)	6,573,343

INVENTORY	-	-	21,376,666	-	-	-	750,980	-	-	-	39,255,320
TOTAL INVENTORIES	-	-	21,376,666	-	-	-	750,980	-	-	-	39,255,320

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	-	2,504,184

EMPLOYEE ADVANCES	-	-	-	-	-	-	-	-	-	-	30,218
ESCROW DEPOSITS - SHORT TERM	-	-	-	-	-	-	15,000	-	-	-	720,594
DEPOSITS - PREFUNDED LC - CURRENT	-	-	-	-	-	-	-	-	-	-	8,072,860
PREPAID CAR LEASES	-	-	1,511	-	1	-	82	-	-	-	14,385
PREPAID INSURANCE	-	-	-	-	-	-	-	-	-	-	1,193,320
PREPAID RENT	-	-	610,504	-	-	-	14,507	-	-	-	1,121,700
PREPAID OTHER	-	-	265,222	-	-	-	152,711	-	1,977	-	2,139,690
PREPAID ADVERTISING	-	-	-	-	-	-	-	-	-	-	6,258,495
PREPAID RENT ESCROW	-	-	830	-	-	-	1,987	-	-	-	102,702
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	-	10,537
TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	-	878,066	-	1	-	184,288	-	1,977	-	19,664,499

ASSETS HELD FOR SALE	-	-	1,577,500	-	-	-	-	-	-	-	2,132,000

DEFERRED INCOME TAXES - CURRENT	-	-	-	-	-	-	-	-	-	-	13,651,000
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	-	-	-	-	-	-	-	-	-	(13,651,000)
TOTAL CURRENT ASSETS	(650)	(4,057,437)	150,431,349	4,193	(84,518,473)	(650)	4,410,189	8,263	39,694,227	133,122	141,719,377

CABINET DIVISION INVENTORY	-	-	-	-	-	-	-	-	-	-	4,870,580
CORPORATE INVENTORY	-	-	-	-	-	-	-	-	-	-	644,841
PROCEEDS OF SALE CLEARING ACCOUNT	-	-	927,679	-	-	-	-	-	-	-	(1,200)
CIP - NON SYSTEM	-	-	510,669	-	-	-	-	-	-	-	1,108,760
LAND	-	-	8,781,836	-	-	-	-	-	-	-	9,298,836
BUILDING	-	-	3,787,668	-	-	-	-	-	-	-	6,513,412
ACCUMULATED DEPRECIATION - BUILDING	-	-	(397,174)	-	-	-	-	-	-	-	(891,968)
LEASEHOLD IMPROVEMENTS	-	-	14,931,973	-	-	-	12,747,297	-	-	-	166,708,102
ACCUMULATED AMORTIZATION	-	-	(1,734,257)	-	-	-	(5,425,350)	-	-	-	(95,752,125)
EQUIPMENT	-	-	56,529,170	407	-	-	5,105,428	1,438,059	92,798	-	228,283,926
ACCUMULATED DEPRECIATION - EQUIPMENT	-	-	(17,996,343)	-	-	-	(4,174,644)	(379,254)	(85,987)	-	(138,641,473)
AUTOMOBILE	-	-	7,918	-	-	-	-	-	-	-	199,173
ACCUMULATED DEPRECIATION - AUTO	-	-	(2,770)	-	-	-	-	-	-	-	(74,931)
ASSETS TO BE SOLD - PP&E	-	-	13,720,794	-	-	-	-	-	-	-	14,833,294
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	(52,018)	-	-	-	-	-	-	-	(52,018)
TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	-	79,015,145	407	-	-	8,252,731	1,058,805	6,812	-	197,047,210

GOODWILL	-	-	-	-	-	-	-	-	-	-	117,993,181
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	-	18,133,818
TOTAL GOODWILL	-	-	-	-	-	-	-	-	-	-	136,126,999

DEFERRED INCOME TAXES - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	99,895,000
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	(99,895,000)

LIQUOR LICENSES	-	-	-	-	-	-	343,681	-	-	-	343,681
LEASEHOLD INTEREST	-	-	620,608	-	-	-	-	-	-	-	1,509,577
RECIPES	-	-	-	-	-	-	-	-	-	-	2,124,337
TRADEMARK	-	-	-	-	-	-	-	-	-	-	56,600,000
TOTAL OTHER INTANGIBLE ASSETS	-	-	620,608	-	-	-	343,681	-	-	-	60,577,596

PREPAID RENT DEPOSITS	-	-	347,879	-	-	-	8,268	-	-	-	377,793
DEPOSITS	-	-	4,023,311	-	-	-	17,403	-	-	-	6,299,068
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-	-
TOTAL DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	39,273,938
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	(13,462,903)
NOTES RECEIVABLE FROM SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	-	-	-	-	-	-	-	-	-	12,454
TOTAL OTHER NONCURRENT ASSETS	-	-	4,371,191	-	-	-	25,671	-	-	-	32,500,350
TOTAL ASSETS	(650)	(4,057,437)	234,438,293	4,600	(84,518,473)	(650)	13,032,271	1,067,068	39,701,039	133,122	567,971,532

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: As of 8/27/08

Buffets Holdings Inc.
PERIOD: 2-09  ENDING: 8/27/2008

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	25,146,359	-	-	-	(625)	-	-	-	-
ACCOUNTS PAYABLE - POST-PETITION	-	35,143,076	-	-	-	-	-	-	-	-
MISC. ACCRUALS - RESTAURANT LEVEL	-	183,809	-	-	3,343,836	-	1,161,549	-	-	488,987
MISC. ACCRUALS - WIS	-	-	-	-	-	-	-	-	-	-
MISC. ACCRUALS - CORP LEVEL	-	1,192,715	-	-	6,137	-	-	-	-	4,497,098
TOTAL ACCOUNTS PAYABLE	-	61,665,960	-	-	3,349,973	(625)	1,161,549	-	-	4,986,085

ACCRUED 401(k)	-	1,067,755	-	-	-	-	-	-	-	-
ACCRUED PAYROLL	-	1,062,758	-	-	4,452,304	-	1,698,706	-	-	271,781
ACCRUED BONUS	-	2,270,180	-	-	-	-	402,224	-	-	218,126
ACCRUED PAYROLL TAXES	-	277,120	-	-	1,502,521	-	478,384	-	-	32,497
ACCRUED VACATION	-	5,931,302	-	-	-	-	-	-	-	624,941
TOTAL ACCRUED COMPENSATION	-	10,609,116	-	-	5,954,825	-	2,579,314	-	-	1,147,345

ACCRUED INSURANCE - AUTO	-	5,937	-	-	-	-	-	-	-	-
ACCRUED INSURANCE - GENERAL LIABILITY	-	8,866,099	-	-	-	-	-	-	-	6,042,653
ACCRUED INSURANCE - OTHER	-	2,469,392	-	-	-	-	-	-	-	-
TOTAL ACCRUED INSURANCE	-	11,341,428	-	-	-	-	-	-	-	6,042,653

ACCRUED PERCENTAGE RENT	-	(6,553)	-	-	655,178	-	659,469	-	-	-
ACCRUED INTEREST - SHORT TERM	-	26,463,966	-	-	-	-	-	-	-	-
ACCRUED PROPERTY TAXES	-	37,912	-	-	2,217,525	-	292,558	-	-	716,571
ACCRUED POSTAGE	-	(25)	-	-	99	-	-	-	-	-
ACCRUED ADVERTISING	-	1,024,344	-	-	-	-	-	-	-	-
ACCRUED LIABILITIES - OTHER	-	10,806,792	-	-	2,613,720	-	677,914	-	-	346,832
DEFERRED INCOME - CURRENT	-	-	-	-	-	-	-	-	-	69,556
TOTAL OTHER ACCRUED LIABILITIES	-	38,326,437	-	-	5,486,522	-	1,629,942	-	-	1,132,960

GIFT CERTIFICATES/GIFT CARDS	-	4,861,170	-	-	(755,752)	-	(1,798,284)	-	-	243,237
CASH RECEIPTS SUSPENSE	-	80,157	-	-	-	-	-	-	-	-
WORKERS COMPENSATION PAYABLE	-	13,940,465	-	-	81,364	-	18,457	-	-	8,399,019
LEASE REJECTION CLAIMS RESERVE	-	12,311,799	-	-	5,286,158	-	551,064	-	-	821,369
SALES/USE TAX PAYABLE	-	227,562	438	-	2,250,658	5,513	1,218,061	779	-	31,272
ACCRUED RESTAURANT CLOSING COSTS	-	-	-	-	879,655	-	-	-	-	-
TOTAL ACCRUED LIABILITIES	-	91,698,134	438	-	19,183,429	5,513	4,198,553	779	-	17,817,854

INCOME TAXES PAYABLE	-	(3,561,386)	-	-	-	-	-	-	-	-
ESTIMATED INCOME TAXES	-	556,419	-	-	-	-	-	-	-	-
TOTAL INCOME TAXES PAYABLE	-	(3,004,967)	-	-	-	-	-	-	-	-

CURRENT MATURITIES OF LONG-TERM DEBT	-	5,300,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS	-	56,300,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - DIP	-	80,900,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	5,936,168	-	-	-	-	-	-	-	-
TOTAL CURRENT LIABILITIES	-	298,795,295	438	-	22,533,402	4,888	5,360,102	779	-	22,803,939

NOTES PAYABLE TO PARENT	(149,800,000)	-	-	-	-	-	-	-	-	149,800,000
SENIOR DEBT - BANK	-	518,728,000	-	-	-	-	-	-	-	-
SENIOR DEBT - PUBLIC	-	300,000,000	-	-	-	-	-	-	-	-
TOTAL LONG-TERM DEBT	(149,800,000)	818,728,000	-	-	-	-	-	-	-	149,800,000

ACCRUED RENT	-	2,372,089	-	-	14,918,580	-	8,777,900	-	-	737,150

DEFERRED INCOME TAX	-	22,793,000	-	-	-	-	-	-	-	-
INCOME TAX PAYABLE - NON-CURRENT	-	23,808,000	-	-	-	-	-	-	-	-

LONG TERM SUBLEASE DEPOSITS	-	3,905	-	-	30,000	-	-	-	-	-
POST RETIREMENT BENEFITS PAYABLE	-	20,405	-	-	-	-	-	-	-	-
TOTAL DEFERRED INCOME	-	2,561,274	-	-	730,337	-	2,704,526	-	-	-
TOTAL OTHER LONG-TERM LIABILITIES	-	2,585,584	-	-	760,337	-	2,704,526	-	-	-
TOTAL NON-CURRENT LIABILITIES	(149,800,000)	870,286,673	-	-	15,678,917	-	11,482,426	-	-	150,537,150
TOTAL LIABILITIES	(149,800,000)	1,169,081,968	438	-	38,212,319	4,888	16,842,528	779	-	173,341,089

SHAREHOLDERS' EQUITY
CAPITAL STOCK	(162)	1	-	31,045	30	-	1	-	(100)	100
ADDITIONAL PAID IN CAPITAL	-	-	-	81,601	-	-	-	-	-	-

CONTRIBUTED CAPITAL	(425,693,100)	82,310,523	-	-	131,839,755	-	62,648,728	-	(462,780,202)	146,398,859
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	(570,342)	394,189,753	3,638,913	(5,863,336)	80,660,733	28,199,136	(289,439,326)	7,181,153	(29,477,421)	206,772,441
DIVIDENDS PAID (INTERCO)	309,534,343	(308,760,577)	-	(773,766)	-	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	(164,575,190)	773,766	-	163,801,424	-	-	-	-	-	-

ACCUM OTHER COMPREHENSIVE INCOME	-	(14,552)	-	-	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	(1)	-	-	(101,164,801)	-	-	-	-	210,000,000	-
RETAINED EARNINGS	(135,536)	(711,350,934)	(1,016,471)	(62,624,017)	(191,698,322)	(6,611,002)	256,023,636	(1,515,156)	(180,522,579)	(3,214,789)
LEVEL 8 PROFIT/LOSS	(6)	(20,125,679)	(128,355)	(325)	(52,345)	(606,647)	6,319,882	(165,684)	-	(1,036,758)
RETAINED EARNINGS	(135,543)	(731,476,613)	(1,144,827)	(163,789,143)	(191,750,668)	(7,217,649)	262,343,518	(1,680,840)	29,477,421	(4,251,547)
TOTAL SHAREHOLDERS' EQUITY	(281,439,994)	(562,977,699)	2,494,087	(6,512,174)	20,749,850	20,981,486	35,552,920	5,500,313	(462,780,302)	348,919,853
TOTAL LIABILITIES & S/E	(431,239,994)	606,104,269	2,494,524	(6,512,174)	58,962,169	20,986,374	52,395,448	5,501,091	(462,780,302)	522,260,942
	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	-	51,877	-	-	-	-	-	-	-	25,197,612
ACCOUNTS PAYABLE - POST-PETITION	-	-	-	-	-	-	-	-	-	-	35,143,076
MISC. ACCRUALS - RESTAURANT LEVEL	-	-	4,305,798	-	-	-	117,902	-	-	-	9,601,880
MISC. ACCRUALS - WIS	-	-	(457)	-	-	-	(2,175)	-	-	-	(2,631)
MISC. ACCRUALS - CORP LEVEL	-	-	-	-	-	-	-	-	-	-	5,695,950
TOTAL ACCOUNTS PAYABLE	-	-	4,357,218	-	-	-	115,727	-	-	-	75,635,886

ACCRUED 401(k)	-	-	-	-	-	-	-	-	-	-	1,067,755
ACCRUED PAYROLL	-	64,118	3,281,403	-	1,243,029	-	398,284	-	22,531	-	12,494,914
ACCRUED BONUS	-	-	-	-	-	-	3,145	-	-	-	2,893,676
ACCRUED PAYROLL TAXES	-	23,426	1,140,872	-	512,197	-	33,111	-	9,700	-	4,009,827
ACCRUED VACATION	-	-	-	-	-	-	-	-	-	-	6,556,243
TOTAL ACCRUED COMPENSATION	-	87,544	4,422,275	-	1,755,226	-	434,540	-	32,231	-	27,022,415

ACCRUED INSURANCE - AUTO	-	-	-	-	-	-	-	-	-	-	5,937
ACCRUED INSURANCE - GENERAL LIABILITY	-	-	-	-	-	-	-	-	-	-	14,908,753
ACCRUED INSURANCE - OTHER	-	-	625,803	-	-	-	-	-	-	-	3,095,195
TOTAL ACCRUED INSURANCE	-	-	625,803	-	-	-	-	-	-	-	18,009,884

ACCRUED PERCENTAGE RENT	-	-	-	-	-	-	-	-	-	-	1,308,094
ACCRUED INTEREST - SHORT TERM	-	-	-	-	-	-	-	-	-	-	26,463,966
ACCRUED PROPERTY TAXES	-	-	6,185,404	-	-	-	4,754	-	-	-	9,454,725
ACCRUED POSTAGE	-	-	(74)	-	-	-	-	-	-	-	-
ACCRUED ADVERTISING	-	-	-	-	-	-	-	-	-	-	1,024,344
ACCRUED LIABILITIES - OTHER	-	-	1,876,413	-	(212)	-	133,982	-	-	-	16,455,442
DEFERRED INCOME - CURRENT	-	-	-	-	-	-	-	-	-	-	69,556
TOTAL OTHER ACCRUED LIABILITIES	-	-	8,061,744	-	(212)	-	138,736	-	-	-	54,776,128

GIFT CERTIFICATES/GIFT CARDS	-	-	763,409	-	-	-	953,479	-	-	-	4,267,259
CASH RECEIPTS SUSPENSE	-	-	-	-	-	-	-	-	-	-	80,157
WORKERS COMPENSATION PAYABLE	-	-	-	-	-	-	-	-	-	-	22,439,305
LEASE REJECTION CLAIMS RESERVE	-	-	18,446,855	-	-	-	565,911	-	-	-	37,983,156
SALES/USE TAX PAYABLE	-	-	2,739,060	-	(151)	-	172,119	509	-	-	6,645,819
ACCRUED RESTAURANT CLOSING COSTS	-	-	513,619	-	-	-	-	-	-	-	1,393,274
TOTAL ACCRUED LIABILITIES	-	87,544	35,572,764	-	1,754,863	-	2,264,785	509	32,231	-	172,617,397

INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	(3,561,386)
ESTIMATED INCOME TAXES	-	-	-	-	-	-	-	-	-	-	556,419
TOTAL INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	(3,004,967)

CURRENT MATURITIES OF LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	5,300,000
SHORT TERM BORROWINGS	-	-	-	-	-	-	-	-	-	-	56,300,000
SHORT TERM BORROWINGS - DIP	-	-	-	-	-	-	-	-	-	-	80,900,000
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	-	-	-	-	-	-	-	-	-	5,936,168
TOTAL CURRENT LIABILITIES	-	87,544	39,929,982	-	1,754,863	-	2,380,512	509	32,231	-	393,684,484

NOTES PAYABLE TO PARENT	-	-	-	-	-	-	-	-	-	-	-
SENIOR DEBT - BANK	-	-	-	-	-	-	-	-	-	-	518,728,000
SENIOR DEBT - PUBLIC	-	-	-	-	-	-	-	-	-	-	300,000,000
TOTAL LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	818,728,000

ACCRUED RENT	-	-	17,957,140	-	-	-	1,079,128	-	-	-	45,841,987

DEFERRED INCOME TAX	-	-	-	-	-	-	-	-	-	-	22,793,000
INCOME TAX PAYABLE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	23,808,000

LONG TERM SUBLEASE DEPOSITS	-	-	-	-	-	-	-	-	-	-	33,905
POST RETIREMENT BENEFITS PAYABLE	-	-	-	-	-	-	-	-	-	-	20,405
TOTAL DEFERRED INCOME	-	-	-	-	-	-	-	-	-	-	5,996,137
TOTAL OTHER LONG-TERM LIABILITIES	-	-	-	-	-	-	-	-	-	-	6,050,447
TOTAL NON-CURRENT LIABILITIES	-	-	17,957,140	-	-	-	1,079,128	-	-	-	917,221,435
TOTAL LIABILITIES	-	87,544	57,887,123	-	1,754,863	-	3,459,640	509	32,231	-	1,310,905,919

SHAREHOLDERS' EQUITY
CAPITAL STOCK	-	-	100	-	-	-	10	-	10	10	31,045
ADDITIONAL PAID IN CAPITAL	-	-	-	-	-	-	-	-	-	-	81,601

CONTRIBUTED CAPITAL	-	-	462,780,202	-	-	-	1,299,126	-	946,118	249,990	-
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	75	2,074,806	(132,842,099)	315	39,327,635	-	9,056,847	1,407,405	(314,375,706)	59,020	(0)
DIVIDENDS PAID (INTERCO)	-	-	-	-	-	-	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	-	-	-	-	-	-	-	-	-	-	-

ACCUM OTHER COMPREHENSIVE INCOME	-	-	14,552	-	-	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	-	-	(210,000,000)	-	-	-	-	-	-	-	(101,164,801)
RETAINED EARNINGS	(400)	(5,823,715)	49,542,046	4,610	(116,007,105)	(325)	(838,756)	(302,839)	346,535,628	(166,682)	(629,722,709)
LEVEL 8 PROFIT/LOSS	(325)	(396,071)	7,056,369	(325)	(9,593,865)	(325)	55,403	(38,007)	6,562,758	(9,216)	(12,159,522)
RETAINED EARNINGS	(725)	(6,219,787)	(153,401,585)	4,285	(125,600,971)	(650)	(783,353)	(340,846)	353,098,386	(175,898)	(743,047,032)
TOTAL SHAREHOLDERS' EQUITY	(650)	(4,144,981)	176,551,170	4,600	(86,273,336)	(650)	9,572,631	1,066,559	39,668,808	133,122	(742,934,387)
TOTAL LIABILITIES & S/E	(650)	(4,057,437)	234,438,293	4,600	(84,518,473)	(650)	13,032,271	1,067,068	39,701,039	133,122	567,971,532

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period:	7/31/08 - 8/27/08

STATUS OF POSTPETITION TAXES (MOR 4)

I hereby certify that the debtor and all affiliated debtors have paid all taxes due from January 22, 2008, the petition date, through August 27, 2008, the end of this reporting period.

A. Keith Wall, CFO

SUMMARY OF UNPAID DEBTS (MOR 4)
In thousands

	Number of Days Past Due
(in thousands)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	50,438
Accrued Compensation	27,022
Accrued Worker's Compensation	22,439
Accrued Sales, Use and Property Taxes	16,101
Accrued Insurance	18,010
Accrued Interest	26,464
Accrued Litigation Reserve	9,308
Unearned revenue (gift cards/certificates)	4,267
Accrued Legal and Consulting Fees	1,974
Closed Restaurant Reserve	1,393
Accrued Percentage Rent	1,308
Lease Rejection Claims Reserve	37,983
Accrued Other	6,349
Income Taxes Payable	556
Total Debts	223,612

Explain how and when the Debtor intends to pay any past-due debts.
The Debtors intend to pay all valid postpetition obligations as and when they come due.

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.:	7/31/08 - 8/27/08

MOR 5

Accounts Receivable Aging	Amount
0 - 30 days old	5,401,777
31 - 60 days old	812,332
61 - 90 days old	318,336
91+ days old	353,267
Total Accounts Receivable	6,885,711
Amount considered uncollectible (Bad Debt)	-
Accounts Receivable (Net)	6,885,711

Aged receivables relate primarily to vendor rebates and vending machine income.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

On August 26, 2008, the Company sold its leasehold interest in the property located in Kirkland, WA. Net proceeds were approximately $648,000.